Unaudited Pro Forma Condensed Combined Financial Information

On April 30, 2026 (the “Closing Date”), Bakkt, Inc. ("Bakkt" or the "Company"), through its indirect wholly-owned subsidiary Bividen Limited, completed the acquisition of 100% of the share capital of Distributed Technologies Research Global Ltd. ("DTR" or the "Target"), a private limited company incorporated in Cyprus, pursuant to a Share Purchase Agreement dated January 11, 2026.

Consideration consisted of 11,316,775 shares of Bakkt Class A Common Stock issued to DTR's beneficial holders (with up to 725,592 additional shares potentially issuable upon exercise of certain outstanding warrants). For purposes of these unaudited pro forma condensed combined financial statements, the total purchase price was calculated based on the closing price of Bakkt’s Class A Common Stock on the NYSE on April 30, 2026 of $8.62 per share. DTR is controlled by Akshay Naheta, Bakkt's Chief Executive Officer; the transaction is therefore a related-party transaction that was reviewed and approved by a Special Committee of Bakkt’s independent Board of Directors.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2026, gives effect to the acquisition of DTR by Bakkt. The unaudited pro forma condensed combined balance sheet assumes that the acquisition occurred on March 31, 2026. The historical financial data of Bakkt has been derived from its unaudited interim financial statements as of March 31, 2026. The historical financial data of DTR has been derived from its unaudited interim financial statements as of March 31, 2026, which were prepared under International Financial Reporting Standards ("IFRS") and in Euros, and have been translated into U.S. Dollars and conformed to U.S. GAAP for purposes of this presentation. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances.

The following unaudited pro forma condensed combined statements of operations for the year ended December 31, 2025, and for the three months ended March 31, 2026, assume that the acquisition occurred on January 1, 2025. The historical financial data has been derived from the audited financial statements of Bakkt for the year ended December 31, 2025, the unaudited interim financial statements of Bakkt for the three months ended March 31, 2026, and the historical financial statements of DTR for the respective periods (adjusted and conformed to U.S. GAAP as described above). The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable under the circumstances.
The unaudited pro forma adjustments are preliminary and have been made solely for the purpose of providing this unaudited pro forma condensed combined financial information. The final acquisition accounting adjustments may be materially different from the unaudited pro forma adjustments described in these notes. The Company expects to complete the final purchase price allocation within 12 months of the Closing Date as additional valuation information becomes available and is evaluated.

Bakkt, Inc. / DTR — Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2026

(in thousands)
Line Item	Bakkt, Inc. (Historical US GAAP)	DTR (Historical IFRS, USD)	IFRS to US GAAP Conversion Adjustments	Target Adjusted (US GAAP Subtotal)	Transaction Accounting Adjustments	Pro Forma Combined	Note Ref
ASSETS
Current assets:
Cash and cash equivalents	$79,984	$685	$—	$685	$(2,200)	$78,469	PPA-3, PPA-4
Restricted cash	$2,576	$—	$—	$—	$—	$2,576
Customer funds	$17,393	$—	$—	$—	$—	$17,393
Investments	$249	$—	$—	$—	$—	$249
Accounts receivable, net	$9,532	$952	$—	$952	$—	$10,484
Prepaid insurance	$1,667	$—	$—	$—	$—	$1,667
Other current assets	$13,593	$—	$—	$—	$—	$13,593
Total current assets	$124,994	$1,637	$—	$1,637	$(2,200)	$124,431

Property, equipment and software, net	$2,322	$—	$—	$—	$—	$2,322
Goodwill	$64,658	$4,268	$—	$4,268	$76,452	$145,378	PPA-1
Identified intangible assets acquired — DTR Acquisition, net	$—	$—	$—	$—	$20,690	$20,690	PPA-5
Intangible assets	$5,550	$—	$—	$—	$—	$5,550
Equity method investment	$10,928	$—	$—	$—	$—	$10,928
Derivative asset	$160	$—	$—	$—	$—	$160
Other assets	$4,768	$—	$—	$—	$—	$4,768
Total assets	$213,380	$5,905	$—	$5,905	$94,942	$314,227

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$12,753	$1,088	$—	$1,088	$—	$13,841
Customer funds payable	$17,393	$—	$—	$—	$—	$17,393
Deferred revenue, current	$—	$—	$—	$—	$—	$—
Other current liabilities	$129	$1	$—	$1	$—	$130	PPA-2
Total current liabilities	$30,275	$1,089	$—	$1,089	$—	$31,364
Warrant liabilities	$12,032	$—	$—	$—	$—	$12,032
Other noncurrent liabilities	$195	$1,676	$—	$1,676	$(1,676)	$195	PPA-3
Total liabilities	$42,502	$2,764	$—	$2,764	$(1,676)	$43,591

Stockholders' equity:
Common stock	$3	$14,390	$—	$14,390	$(14,389)	$4	H
Additional paid-in capital	$1,086,656	$—	$—	$—	$99,757	$1,186,413	H, PPA-6
Accumulated other comprehensive income (loss)	$1,041	$—	$—	$—	$—	$1,041	H
Accumulated deficit	$(916,822)	$(11,249)	$—	$(11,249)	$11,249	$(916,822)	H
Total Bakkt / stockholders' equity	$170,878	$3,141	$—	$3,141	$96,618	$270,637
Noncontrolling interest	$—	$—	$—	$—	$—	$—
Total equity	$170,878	$3,141	$—	$3,141	$96,618	$270,637

Total liabilities and equity	$213,380	$5,905	$—	$5,905	$94,942	$314,227

Bakkt, Inc. / DTR — Unaudited Pro Forma Condensed Combined Statement of Operations, Year Ended December 31, 2025

(in thousands except share and per share data)
Line Item	Bakkt, Inc. (Historical US GAAP)	DTR (Historical IFRS, USD)	Transaction Accounting Adjustments	Pro Forma Combined	Note Ref
Revenue	$2,335,243	$—	$—	$2,335,243	G1
Operating expenses:
Crypto costs	$(2,308,390)	$—	$—	$(2,308,390)	G1
Execution, clearing and brokerage fees	$(18,436)	$—	$—	$(18,436)	G1
Compensation and benefits	$(77,336)	$—	$—	$(77,336)
Professional services	$(25,256)	$—	$—	$(25,256)
Technology and communication	$(7,307)	$—	$—	$(7,307)
Selling, general and administrative	$(12,666)	$(6,130)	$—	$(18,796)	M1
Acquisition-related expenses	$(53)	$—	$—	$(53)
TRA settlement expense	$(26,875)	$—	$—	$(26,875)
Depreciation and amortization	$(607)	$—	$—	$(607)
Amortization of acquired intangible assets	$—	$—	$(5,719)	$(5,719)	PPA-7
Impairment of long-lived assets	$(733)	$—	$—	$(733)
Restructuring expenses	$(5,335)	$—	$—	$(5,335)
Other operating expenses	$(84)	$—	$—	$(84)
Amounts payable written off (DTR)	$—	$(3,419)	$—	$(3,419)	M1
Other operating income (DTR)	$—	$5	$—	$5
Total operating expenses	$(2,483,078)	$(9,544)	$(5,719)	$(2,498,341)
Operating loss	$(147,835)	$(9,544)	$(5,719)	$(163,098)

Interest income, net	$791	$1	$—	$792	M2
Gain from change in fair value of warrant liability	$30,191	$—	$—	$30,191
Other income, net	$19,469	$—	$—	$19,469
Loss before income taxes and equity in earnings of affiliates	$(97,384)	$(9,543)	$(5,719)	$(112,646)
Income tax benefit	$49	$—	$—	$49	G3
Loss from equity method investment	$(323)	$—	$—	$(323)
Net loss from continuing operations	$(97,658)	$(9,543)	$(5,719)	$(112,920)
Net loss from discontinued operations, net of tax	$(34,574)	$—	$—	$(34,574)
Net loss	$(132,232)	$(9,543)	$(5,719)	$(147,494)

Pro Forma Net Loss Per Share
Historical net loss attributable to noncontrolling interest	$(25,021)				EPS1
Pro forma net loss attributable to Bakkt, Inc.				$(122,473)

Historical weighted average shares outstanding — basic	$12,090,013
Historical weighted average shares outstanding — diluted	$12,090,013
Shares issued in DTR Acquisition	$11,316,775				EPS2
Pro forma weighted average shares outstanding — basic				$23,406,788
Pro forma weighted average shares outstanding — diluted				$23,406,788

Historical net loss per share attributable to Bakkt, Inc. — basic and diluted	$(8.87)
Pro forma net loss per share attributable to Bakkt, Inc. — basic				$(5.23)
Pro forma net loss per share attributable to Bakkt, Inc. — diluted				$(5.23)

Bakkt, Inc. / DTR — Unaudited Pro Forma Condensed Combined Statement of Operations, Three Months Ended March 31, 2026

(in thousands except share and per share data)
Line Item	Bakkt, Inc. (Historical US GAAP)	DTR (Historical IFRS, USD)	IFRS to US GAAP Conversion Adjustments	Target Adjusted (US GAAP Subtotal)	Transaction Accounting Adjustments	Pro Forma Combined	Note Ref
Revenue	$243,593	$49	$9,144	$9,193	$—	$252,786	G1
Operating expenses:
Crypto costs	$(239,970)	$—	$(9,123)	$(9,123)	$—	$(249,093)	G1
Execution, clearing and brokerage fees	$(1,980)	$—	$(20)	$(20)	$—	$(2,000)	G1
Compensation and benefits	$(6,602)	$—	$—	$—	$—	$(6,602)
Professional services	$(7,745)	$—	$—	$—	$—	$(7,745)
Technology and communication	$(1,787)	$—	$—	$—	$—	$(1,787)
Selling, general and administrative	$(2,362)	$(1,636)	$—	$(1,636)	$—	$(3,998)	M1
Depreciation and amortization	$(66)	$—	$—	$—	$—	$(66)
Amortization of acquired intangible assets	$—	$—	$—	$—	$(1,430)	$(1,430)	PPA-7
Other operating expenses	$(5)	$—	$—	$—	$—	$(5)
Other operating income (DTR)	$—	$100	$—	$100	$—	$100
Total operating expenses	$(260,517)	$(1,536)	$(9,144)	$(10,680)	$(1,430)	$(272,626)
Operating loss	$(16,924)	$(1,487)	$—	$(1,487)	$(1,430)	$(19,841)

Interest income, net	$185	$(15)	$—	$(15)	$—	$170	M2
Gain from change in fair value of warrant liability	$4,700	$—	$—	$—	$—	$4,700
Change in fair value of derivative instrument	$(224)	$—	$—	$—	$—	$(224)
Other income, net	$846	$—	$—	$—	$—	$846
Loss before income taxes and equity in earnings of affiliates	$(11,417)	$(1,502)	$—	$(1,502)	$(1,430)	$(14,348)
Income tax expense	$(12)	$—	$—	$—	$—	$(12)	G3
Loss from equity method investment	$(221)	$—	$—	$—	$—	$(221)
Net loss	$(11,650)	$(1,502)	$—	$(1,502)	$(1,430)	$(14,581)

Pro Forma Net Loss Per Share
Historical weighted average shares outstanding — basic	$28,379,941						EPS1
Historical weighted average shares outstanding — diluted	$28,379,941
Shares issued in DTR Acquisition	$11,316,775						EPS2
Pro forma weighted average shares outstanding — basic						$39,696,716
Pro forma weighted average shares outstanding — diluted						$39,696,716

Historical net loss per share — basic and diluted	$(0.41)
Pro forma net loss per share — basic						$(0.37)
Pro forma net loss per share — diluted						$(0.37)

Explanatory Notes

Note Ref	Detailed Explanation
PPA-1	Goodwill: DTR's pre-existing historical goodwill (€3,692,268, translated at the 3/31/2026 spot rate) is eliminated as it does not represent an acquirer-recognized identifiable asset under ASC 805. New goodwill of approximately $80,717.1K is recognized in the pro forma balance sheet, computed as total consideration transferred less DTR's identifiable net assets on the target balance sheet basis (DTR's 3/31/2026 historical books, translated), less the $20,690.0K of newly identified intangible assets (see Note PPA-5). The valuation itself is preliminary and does not reflect post-valuation closing adjustments and could differ materially.
PPA-5	Identified intangible assets: Per the preliminary third-party valuation, $20,690.0K of DTR's purchase price has been allocated to separately identifiable intangible assets: customer relationships ($2,680.0K, 12.0-year useful life, distributor method), developed technology ($12,130.0K, 5.0-year useful life, relief-from-royalty method), marketing-related assets ($260.0K, 1.0-year useful life, relief-from-royalty method), and non-compete agreements ($5,620.0K, 2.0-year useful life, with-and-without method). Resulting straight-line amortization ($5,719.3K annually / $1,430.0K per quarter) is reflected as a new 'Amortization of acquired intangible assets' line on both pro forma income statements (Note PPA-7). Assembled workforce ($1,200.0K) was also valued by the third-party firm but is not separately recognized under US GAAP (ASC 805-20-55-6); it remains embedded in goodwill.
PPA-6	Top-up share consideration: Management has concluded that the up to 725,592 additional shares potentially issuable to DTR's former holders upon exercise of certain warrants (designed to preserve DTR's 31.5% pro rata ownership) represent Day 1 consideration transferred under ASC 805, rather than a contingent/measurement-period item. The third-party valuation firm valued this top-up consideration at $2,208.0K using a Monte Carlo simulation. This fair value is included in total consideration transferred and recorded as an increase to Additional Paid-in Capital (equity-classified), since no shares have yet actually been issued as of the balance sheet date.
PPA-7	Amortization of acquired intangible assets: Reflects straight-line amortization of the $20,690.0K of identified intangible assets recognized in the DTR Acquisition (see Note PPA-5), assuming the transaction occurred at the beginning of each period presented, per Rule 11-02: a full year ($5,719.3K) for FY2025, and one quarter ($1,430.0K) for Q1 2026. This is a new pro forma transaction accounting adjustment with a real, non-offsetting impact on pro forma operating loss, net loss, and EPS in both periods (unlike the presentation-only gross-up and reclassification adjustments elsewhere in this pro forma).
PPA-2	Other current liabilities / current borrowings: DTR's small bank overdraft (€802) is assumed carried forward as an assumed liability of the combined company; no adjustment recorded.
PPA-3	Naheta shareholder loan: Bakkt paid Akshay Naheta (DTR's seller and Bakkt's CEO) the outstanding €1,449,707 balance of his non-interest-bearing shareholder loan to DTR in cash at Closing. Because Mr. Naheta is the seller in this related-party transaction, this cash payment is treated as additional consideration transferred under ASC 805, rather than as settlement of a liability assumed from DTR. Consistently, the loan is excluded from ('added back to') DTR's identifiable net assets acquired for purposes of the goodwill calculation, since it was not assumed by the combined company. On the balance sheet, DTR's historical loan liability is eliminated and Cash and cash equivalents is reduced by the same USD-translated amount, reflecting the cash outflow to Mr. Naheta at Closing.
H	Target Equity Elimination: Standard elimination of DTR's historical equity accounts (share capital, other reserves, accumulated losses) upon acquisition, replaced with the par value and additional paid-in capital of the 11,316,775 shares of Bakkt Class A Common Stock issued as consideration.
G3	Income tax: No incremental tax adjustment has been recorded on the purchase accounting adjustments in this draft, as the only material adjustment is provisonally to goodwill that is not tax-deductible/amortizable and does not require a deferred tax adjustment under ASC 805. Once the valuation is finalized, a deferred tax adjustment may be required for identified intangibles. If DTR's local statutory tax attributes (e.g., NOL carryforwards) are expected to transfer and not be limited by the acquisition, a deferred tax adjustment may be required.
G1	Revenue gross-up (IFRS to US GAAP presentation): DTR reports revenue net of related transaction costs under its IFRS presentation. Per management's updated gross-up schedules, this has been broken out in the IFRS to US GAAP Conversion Adjustments column into 'Gross revenue' (added to the Revenue line), 'Merchant revenue share' (combined into Bakkt's existing 'Execution, clearing and brokerage fees' line), and 'Cost of crypto' (combined into Bakkt's existing 'Crypto costs' line), consistent with Bakkt's own gross presentation of crypto services revenue, crypto costs, and execution/clearing/brokerage fees. This adjustment has no net effect on operating loss or net loss in either period — it is a presentation-only reclassification.

M2	DTR's Finance income and Finance costs have been netted together and combined into Bakkt's existing 'Interest income, net' line (rather than shown as separate DTR lines), for presentational alignment. This has no net effect on operating loss or net loss in either period.
PPA-4	Seller legal expenses: Bakkt paid $500,000 of DTR seller's legal expenses in connection with the transaction (per the Project Delta Pre-Closing Statement). Treated as additional consideration transferred under ASC 805 and included in the goodwill calculation; funded out of Cash and cash equivalents at Closing.
EPS1	Pro forma EPS (Rule 11-02(a)(9)): For FY2025, the numerator is net loss attributable to Bakkt, Inc. (i.e., excluding the portion of Bakkt's historical consolidated net loss attributable to noncontrolling interest under its former Up-C structure, which was collapsed on November 3, 2025), consistent with how Bakkt itself computes historical EPS. Because DTR is 100%-owned upon acquisition, no incremental noncontrolling interest is introduced by the transaction. For Q1 2026 (post Up-C collapse), there is no noncontrolling interest, so pro forma net loss equals net loss attributable to Bakkt, Inc. Historical weighted average shares and historical EPS are sourced from Bakkt's Form 10-K (FY2025: 12,090,013 basic/diluted weighted average shares; net loss attributable to Bakkt, Inc. of $(107,211) thousand, of which $(25,021) thousand relates to noncontrolling interest) and Form 10-Q (Q1 2026: 28,379,941 basic/diluted weighted average shares). Diluted equals basic in both periods because Bakkt is in a net loss position and potentially dilutive securities are antidilutive.
EPS2	Per Rule 11-02(a)(9)(ii), the 11,316,775 shares issued as consideration in the DTR Acquisition are treated as outstanding since the beginning of each period presented (i.e., since January 1, 2025 for the FY2025 EPS calculation, and since January 1, 2026 for the Q1 2026 EPS calculation), regardless of the actual April 30, 2026 Closing date. The up to 725,592 additional contingently issuable shares are excluded from pro forma weighted average shares, consistent with their exclusion from consideration transferred.